EXHIBIT 10.2
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Development and Process Transfer Program Leading to Commercial Manufacturing
for algenpantucel-L HyperAcute™ Pancreas

Technical Transfer, Verification / Process Development, Process Validation, and cGMP Manufacturing
of [*] and [*]

BY AND BETWEEN:

NewLink Genetics, Inc.
2503 South Loop Drive
Building 5, Suite 5100
Ames, IA 50010
USA
Vickie Hall
Email: vhall@linkp.com
Phone: (515) 598-2556

AND

WuXi AppTec, Inc.
4751 League Island Boulevard
Philadelphia, PA 19112
USA

EXPIRATION DATE:
December 31, 2015

EXHIBIT 10.2
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

This Work Order is by and between NewLink Genetics, Inc. (“Customer”) and WuXi AppTec, Inc. (“WuXi AppTec"), and upon execution will be incorporated into the Cell Therapy Manufacturing and/or Tissue Processing Agreement between Customer and WuXi AppTec dated (the "Agreement"). Capitalized terms in this Work Order will have the same meaning as set forth in the Agreement.
WHEREAS, Customer hereby engages WuXi AppTec to provide the following services to support and provide for the GMP manufacturing and testing of [*] and [*]:

PROJECT DESCRIPTION

General Specifications
Allogeneic Product	[*] and [*] for Algenpantucel-L
Development Phase	Commercial
Actual Start	[*]
Regulatory Arena	US, EU
Stage 1: Technology Transfer / Equipment Purchase & Qualification
Technology Transfer and Verification of Transferred Data [*]
•    Representatives from NewLink Genetics will conduct [*] training/observation at WuXi AppTec and/or WuXi personnel will observe [*] at NewLink, as necessary
•    Documentation Preparation
•    Verification Runs comparing WuXi and NewLink Genetics [*]

Preparation of [*] Suites and Equipment Transfer (for [*])	• Preparation of [*] Suites and Equipment [*] for [*] equipment (e.g. [*]) • Receipt of [*] and [*] of [*] (Includes [*]) • Operator Training • Establishing in [*] system for [*]
[*] Process Validation [*] (for [*])	• Preparation of custom [*] batch record for both [*] and [*] • Challenge [*] transfers, [*], and [*] process steps • Includes [*] and [*] analysis
[*] Qualification	• Preparation of custom [*] batch record for [*] using the [*] system • Performed as [*] at [*] • Includes [*] and [*] analysis
NOTE:[*] is required if there is a change in the [*] or if alternate [*] such as the [*] technology.

EXHIBIT 10.2
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Stage 2: Process / New Technology Development
Process Optimization/Development
[*] Concentration
•    Continued Evaluation of [*] as a [*] system for [*] and [*]
•    Identify [*], and [*] of [*]
•    Define [*] and determine [*]
•    Determine [*]
•    Determine [*]
•    Determine [*] and [*]
•    Define [*]. ([*] will be reviewed with NewLink Genetics for acceptance).
Development of [*]
•    Evaluation of [*] and process [*] for [*] for the [*].
•    [*] and [*].
•    Assessment of risks associated with [*], and potential mitigation strategies
•    Defining a [*] for managing the [*], including a [*], suitable for [*] as part of the [*].

Stage 3: Pilot / Engineering Lots
[*]: Summary of Expected Pilot Process Steps
•    Procurement and release of [*], and [*] required for each pilot run
•    [*] Monitoring
•    [*] following [*] batch record [*]
•    [*]
•    Day [*] / Day [*]
•    Day [*]
•    Day [*]
•    Day [*]
•    Day [*]
•    Day [*]
Assumptions:
•    [*]
•    [*]

EXHIBIT 10.2
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[*]: Summary of Expected Pilot Process Steps
•    Procurement and release of [*], and [*] required for each pilot run
•    [*] Monitoring
•    [*] following [*] batch record [*]
•    [*]
•    Day [*] / Day [*]
•    Day [*]
•    Day [*]
•    Day [*]
•    Day [*] / Day [*]
•    Day [*]
Assumptions:
•    [*]
•    [*]

Stage 3: Pilot / Engineering Lots (Continued)
[*]: Summary of Expected Engineering Run Process Steps
•    Procurement and release of [*], and [*] required for each pilot run
•    [*] Monitoring
•    [*] following [*] batch record [*]
•    [*]
•    Day [*] / Day [*]
•    Day [*]
•    Day [*]
•    Day [*]
•    Day [*]
•    Day [*]
Assumptions:
•    [*]
•    [*]

[*]: Summary of Expected Engineering Run Process Steps
•    Procurement and release of [*], and [*] required for each pilot run
•    [*] Monitoring
•    [*] following [*] batch record [*]
•    [*]
•    Day [*] / Day [*]
•    Day [*]
•    Day [*]
•    Day [*]
•    Day [*] / Day [*]
•    Day [*]
Assumptions:
•    [*]
•    [*]

EXHIBIT 10.2
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Stage 4: Conformance Lots
[*] lots of [*] and [*]
•    WuXi AppTec will generate [*] in conjunction with NewLink Genetics.
•    Procurement and release of [*], and [*] required for each run
•    [*] Monitoring
•    [*] following [*] batch record [*]
•    Upon completion of [*] lots and [*] testing, WuXi AppTec will generate a [*] report.
Assumptions:
•    [*] will be identified by NewLink Genetics and WuXi AppTec for [*].
•    [*] price [*] for [*] and [*] assumes [*]. If [*].

Stage 5: Demonstration Lots
[*] Lots of [*] and [*]	• Procurement and release of [*], and [*] required for each run • [*] Monitoring • [*] following [*] batch record [*] Assumption: • [*].

SERVICE DESCRIPTION

1.0	Project Management

1.1	Project Team.
The executive management-level director, project manager, Quality Assurance, and manufacturing and testing core team members will comprise the WuXi AppTec project team for the Customer Project. Staff members with the essential relevant background will be assigned to this team.

1.2	Project Manager.
A Project Manager will serve as the primary link between Customer and WuXi AppTec to ensure on-going compliance with project goals. In order to ensure successful completion of the project, the Project Manager will be responsible for the following:

1.2.1	Fielding questions and monitoring accurate implementation of instructions.

1.2.2	Interfacing with the project team and all other functions (quality, raw materials testing, logistics control, etc.) to ensure that project timelines and cost objectives are met.

1.2.3	Scheduling resources to provide efficient and rapid transitions throughout the phases of this project.

1.2.4	Coordinating delivery of on-going project tracking reports and summaries in a mutually agreed upon format.

1.2.5	Facilitating team meetings.

1.2.6	Coordinating/finding solutions to project issues in a proactive and timely manner.

1.2.7	Implementing the project communication plan.

1.2.8	Ensuring invoices to Customer are appropriate for work performed.

EXHIBIT 10.2
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.0	Technology Transfer

2.1	Product and Process Specific Assay Procedures and Data.
NewLink Genetics will provide development reports, SOPs and other related documents, and information concerning the analytical and potency methodologies specific for the project/product.

2.2	[*] Production Processes and Data.
NewLink Genetics will provide the [*] reports, SOPs, and other related documents, and information concerning the [*], in-process and final product [*]. [*] concerning in-process and final product specifications should include, but not necessarily be limited to, [*].

2.3	Initializing Manufacturing Facilities, [*] Procurement, Qualification and Release for GMP Manufacture.
WuXi AppTec will adapt processing facilities and process equipment to incorporate the production of [*] and [*] under WuXi AppTec’s processing procedures within the WuXi AppTec GMP manufacturing facility. WuXi AppTec and NewLink Genetics will review sourcing of [*] by WuXi AppTec, lead times for equipment acquisition, shipment and set up of the specialized NewLink Genetics equipment, [*] of equipment, and qualification of any [*] that may be currently used in the process. [*].

2.4	Document Preparation.
WuXi AppTec will generate batch records, commodity specifications, SOPs, data collection details and other documents to accommodate acceptance of NewLink Genetics assays and processes, as necessary.

2.5	Client Visits and Observation
NewLink Genetics has the option to have person in plant present during significant phases of the program.

EXHIBIT 10.2
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.0	Process Development Studies

3.1 [*]:
WuXi AppTec will perform studies to [*] as a [*] system [*]. The studies will determine [*] specifications and process parameters.

3.2	Process Optimization / [*]
WuXi AppTec will perform small-scale studies of [*] to enable application of a [*] for the manufacturing process. Focus will be upon the [*] which will allow for [*]. Risks associated with [*] will be assessed, and potential mitigation strategies identified. In addition, WuXi AppTec will propose a process for managing the [*], including a [*], suitable for [*] as part of the [*].

3.3	Process Development Report
A summary report of the process development activities will be provided to both project teams for review. After review and acceptance of the report a plan for pilot production or additional process development activities will be developed before moving forward.

3.5 Vendor Qualification
WuXi AppTec will conduct vendor qualification and audits of suppliers according to current quality policies, procedures and according to the Quality Agreement executed established with NewLink Genetics. WuXi AppTec will conduct material qualification analysis of appropriate lots of [*], supplies and components.

4.0	[*] Manufacture / Characterization

4.1	Batch Record and Documentation Preparation
WuXi AppTec will create master batch records by combining information from NewLink Genetics, as well as from any process development and verification/qualification run data with manufacturing standard operating procedures and process flows. WuXi AppTec and NewLink Genetics will determine and define any special conditions regarding [*]; develop acceptance criteria for [*] and [*]. WuXi AppTec will provide material specifications, test methods, data collection details and other documents to accommodate acceptance of the process into the production area.

4.2	Facility / Production Suite Preparation
WuXi AppTec will commission [*] production suites for GMP operations which will be dedicated to the [*] and [*] production effort. [*] are commissioned, three for [*] and one for [*]. New equipment will be appropriately configured according to WuXi AppTec’s procedures, installed and qualified and incorporated into the [*] monitoring system. Facility and suite modifications will be performed as agreed upon by both WuXi and NewLink Genetics and completed in advance of GMP manufacturing activities.

4.3	[*] Pilot Manufacturing Runs
WuXi AppTec will produce final product vials following [*] for both [*] and [*]. [*]. A Certificate of Testing will be generated upon completion of [*].

EXHIBIT 10.2
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.4	[*] Engineering Runs
WuXi AppTec will produce final product vials following [*] batch records for both [*] and [*]. [*]. A Certificate of Testing will be generated upon completion of [*]. Material from these runs may be utilized to [*].

4.5	Media Challenges
WuXi AppTec will perform [*] validation runs using [*] to challenge the full scale process in [*] transfers, [*] and sampling. [*]. The fill process will be challenged using [*].

4.6	Conformance Lots
WuXi AppTec will prepare QA reviewed process validation protocols. NewLink Genetics will review these protocols. WuXi AppTec will perform [*] lots under cGMP for both [*] and [*]. Each product lot will be required to meet the criteria detailed in the validation document. A Certificate of Analysis will be generated upon completion of [*].

4.7	Vialing, Labeling, of [*]
WuXi AppTec will vial and label the formulated [*]. Labeling will be agreed upon by both WuXi and NewLink Genetics.

4.8	Lot-Release Testing
Characterization and biosafety tests for the release of each cell lot will be conducted [*] based on U.S. FDA and ICH guidelines. (See Testing Section)

4.9	[*] Storage
WuXi AppTec will store the [*] under appropriate product label storage conditions and in a secure area to insure they comply with the quality specifications and attributes.

4.10	Testing and Characterization
WuXi AppTec will test the product lots under current FDA and ICH guidelines. See Recommended Testing Programs Section.

4.11	Validation Summary Reports
WuXi AppTec will generate QA reviewed summary reports for process validation post successful completion of conformance campaign.

EXHIBIT 10.2
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.0	Analytical Method Transfer

5.1
The characterization and safety tests are outlined in the Testing Section. All of the routine assays for the assessment of the [*] are available or can be developed in the Process Development and Testing departments. WuXi AppTec has well-established testing programs with batch records spanning technical areas such as virus detection, analytical analysis, DNA analysis and characterization; residual analysis, potency assays, cell viability, flow cytometry, and other standard cell biology methods. Batch records are in place for these assays and a custom assay program is available for rapid assay transfer, development, qualification, and document preparation.

5.2
For assay transfer, initial work will involve discussion with NewLink Genetics and transfer of any existing technology as documents or expertise. NewLink Genetics personnel may assist and visit WuXi AppTec to share technical details. Based on the assay-specific technology transfer documents, protocols will be written by WuXi AppTec personnel following document-specific SOPs. Documents will be circulated for review and approval, with final approval by the Production Manager or Study Director and the Quality Assurance department. If a batch record is already in place for a given assay, then WuXi AppTec and NewLink Genetics may jointly decide that the assay may be verified for use with NewLink Genetics’ specific product or process intermediate. This will be done by assaying that material (using the existing batch record) to determine any interference or other influence the material may have on the assay.

5.3
Compendia methods, by definition will be run cGMP. Other analytical or QC methods required to be performed cGMP need to be validated to the level appropriate for the stage of product development. In this instance, acceptance criteria for the assay would be established during assay development. These will be included in a validation protocol that will analyze required components of assay validation, based on ICH or USP guidelines and following WuXi AppTec’s internal validation program. [*].

6.0	Chemistry, Manufacturing and Controls Documentation

6.1	CMC Section Documentation
WuXi AppTec will provide the necessary documentation and data required to assist NewLink Genetics in developing the CMC section of a regulatory submission to FDA and/or other regulatory authority equivalents.

6.1.1	Description of the Manufacturer’s organization, including facility and the general activities and types of products supported in the facility.

6.1.2	Data from the testing of NEWLINK GENETICS [*].

6.1.3	A description and flow chart of the process steps used in the production of the [*].

6.1.4	Tables listing the types, grades and sources of the [*].

EXHIBIT 10.2
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Price Summary [*]

•	[*]
[*] Production Pricing Estimate: Newlink [*]
Stage 1: Technology Transfer / Initialization and Qualification – Existing Facility
[*]
Stage 2: Process / New Technology Development
[*]
Stage 3: Pilot / Engineering Lots
[*]
Stage 4: Conformance Lots
[*]
Stage 5: Demonstration Lots
[*]

EXHIBIT 10.2
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[*]

•	[*]
[*] Production Pricing Estimate: NewLink [*]
Stage 1: Technology Transfer / Initialization & Qualification – Existing Facility
[*]
Stage 2: Process / New Technology Development
[*]
Stage 3: Pilot / Engineering Lots
[*]
Stage 4: Conformance Lots
[*]
Stage 5: Demonstration Lots
[*]

EXHIBIT 10.2
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

LOT RELEASE TESTING OF [*]

[*]

[*]

EXHIBIT 10.2
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ESTIMATED TIMELINE

The timeline will be a working timeline with the team throughout the duration of the program. The current working timeline is attached as Appendix 1.

PAYMENT TERMS

1.	Invoicing will be as follows:

•	[*] for [*] (excluding the following) upon [*], and [*] at [*].

a.	[*] will be invoiced [*] upon [*]

b.	[*] will be invoiced monthly

c.	[*] will be invoiced [*] upon [*] and [*] at [*].

•	[*] charged at [*] will be invoiced at least monthly for [*] at the time of [*]. [*] not charged at [*] will be invoiced [*] upon [*] and [*] at [*]. [*].

•	[*] of [*] and [*] will be invoiced [*] upon [*] and [*] at [*].

•	[*] and [*] will be invoiced [*] upon [*] and [*] upon [*]. The remaining [*] will be invoiced upon [*] of the [*] or [*] after [*] whichever is sooner.

•	[*] of [*] and [*] will be invoiced upon [*].

•	[*] will be invoiced [*] upon [*] and [*] upon [*].

•	[*] will be billed at [*] of the [*] at the [*].

Terms are [*]. Invoices are “billed and payable” in [*].

2.
All [*], and all other [*] and [*] purchased by WuXi AppTec ([*] will be asked to [*] and [*] in a [*] prior to purchase) will be invoiced upon [*] at [*]. [*], and all other [*] and [*] will be invoiced [*]. [*] and other [*] will be [*] upon [*] and [*]. Terms are [*]. Invoices are “billed and payable” in [*].

MODIFICATION

This Work Order may be supplemented, amended or modified only by the mutual agreement of the parties. No supplement, modification or amendment of this Work Order shall be binding unless it is in writing and signed by both parties. Any material change to the Services will require an amendment in writing signed by authorized representatives of both parties in accordance with the Master Agreement.

All other terms and conditions of the Agreement will apply to this Work Order.

EXHIBIT 10.2
[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

WORK ORDER AGREED TO AND ACCEPTED BY:

NewLink Genetics, Inc.                WUXI APPTEC, INC.

By                                By________________________________
Duly authorized        Duly authorized

Print Name__________________________    Print Name_________________________

Title________________________________    Title ________________________________

Date________________________________    Date____________________________